    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 1996
                                                      REGISTRATION NO. 333-_____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      ------------------------------------

                        PLUM CREEK TIMBER COMPANY, L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                             2400                            91-1443693
 (State or other jurisdiction of     (Primary Standard Industrial      (I.R.S. Employer Identification No.)
 incorporation or organization)       Classification Code Number)
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  999 THIRD AVENUE, SUITE 2300, SEATTLE, WASHINGTON 98104-4096  (206) 467-3600
       (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                      ------------------------------------

                                 JAMES A. KRAFT
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                          999 THIRD AVENUE, SUITE 2300
                         SEATTLE, WASHINGTON 98104-4096
                                 (206) 467-3600
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                      ------------------------------------
                                   COPIES TO:

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
              ANDREWS & KURTH L.L.P.                          SKADDEN, ARPS, SLATE, MEAGHER & FLOM
             4200 TEXAS COMMERCE TOWER                         300 SOUTH GRAND AVENUE, SUITE 3400
               HOUSTON, TEXAS 77002                               LOS ANGELES, CALIFORNIA 90071
                  (713) 220-4200                                         (213) 687-5000
            ATTENTION: DAVID J. GRAHAM                              ATTENTION: GREGG A. NOEL
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                      ------------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

                      ------------------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-11727
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                      ------------------------------------

                        CALCULATION OF REGISTRATION FEE

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
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                                                          PROPOSED MAXIMUM    PROPOSED MAXIMUM
        TITLE OF EACH CLASS               AMOUNT TO      AGGREGATE OFFERING  AGGREGATE OFFERING     AMOUNT OF
  OF SECURITIES TO BE REGISTERED        BE REGISTERED      PRICE PER UNIT         PRICE (1)     REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------
Depositary Units representing
  Limited Partner Interests........      115,000             $26.63             $3,062,450         $930
----------------------------------------------------------------------------------------------------------------
Limited Partner Interests (2)......                              --                 --               None
----------------------------------------------------------------------------------------------------------------
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(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, based on the average of the high and low sale price of the Units on the New York Stock
    Exchange on October 18, 1996.

(2) These Limited Partner Interests are being offered as part of the Units and no separate price will be payable therefor.

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
                                EXPLANATORY NOTE

        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration
Statement on Form S-3 (Reg. No. 333-11727) filed by Plum Creek Timber Company,
L.P. (the "Partnership") with the Securities and Exchange Commission on
September 11, 1996, as amended by the Amendment No. 1 thereto filed on October
3, 1996 and by the Amendment No. 2 thereto filed on October 17, 1996, which were declared effective October 22, 1996, are incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, Washington, on the 22nd day of October, 1996.

                                       PLUM CREEK TIMBER COMPANY, L.P.

                                       By: PLUM CREEK MANAGEMENT COMPANY, L.P.,
                                           Its General Partner


                                       By: /s/       DIANE M. IRVINE
                                           ------------------------------------
                                           Name: Diane M. Irvine
                                           Title: Vice President and Chief
                                                  Financial Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON OCTOBER 22, 1996.

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
               SIGNATURE                                         TITLE
               ---------                                         -----
/s/          RICK R. HOLLEY                President, Chief Executive Officer and Director
----------------------------------------
             Rick R. Holley

/s/                 *                       Chairman of the Board and Director
----------------------------------------
            David D. Leland

/s/                 *                       Executive Vice President and Director
----------------------------------------
           Charles P. Grenier

/s/                 *                       Director
----------------------------------------
            Ian B. Davidson

/s/                 *                       Director
----------------------------------------
           George M. Dennison

/s/                 *                       Director
----------------------------------------
          William E. Oberndorf

/s/                 *                       Director
----------------------------------------
          William J. Patterson

/s/                 *                       Director
----------------------------------------
             John H. Scully

       *By: /s/   RICK R. HOLLEY
----------------------------------------
            Attorney-in-Fact
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
                               INDEX TO EXHIBITS

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

Exhibit
Number                            Description
-------                           -----------
  1.1    -- Certificate of Registrant as to payment of additional registration fee
 *5.1    -- Opinion of Andrews & Kurth L.L.P., as to the legality of the security being registered
 *8.1    -- Opinion of Andrews & Kurth L.L.P. relating to tax matters
 23.1    -- Consent of Coopers & Lybrand L.L.P.
 23.2    -- Consent of Coopers & Lybrand L.L.P.
*23.3    -- Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and 8.1)
*24.1    -- Power of Attorney
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* Incorporated by reference to the Partnership's Registration Statement on Form
S-3, as amended, Reg. No. 333-11727